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                                                                    CONFIDENTIAL
                                   TERM SHEET

                                SEPTEMBER 9, 2005

                JAG MEDIA HOLDINGS, INC. (OTC PINK SHEETS: JAGH)
                                       AND
                               CRYPTOMETRICS, INC.

               MERGER OF CRYPTOMETRICS, INC. INTO A NEW SUBSIDIARY
                    TO BE CREATED BY JAG MEDIA HOLDINGS, INC.
------------------------------------------------------------------------

1.       TARGET:                    Cryptometrics, Inc., a corporation organized
                                    under the laws of the state of Delaware, having a principal place of business at 199
                                    Read Avenue, Tuckahoe, New York
                                    ("Cryptometrics").

2.       ISSUER:                    JAG Media Holdings, Inc., a Nevada
                                    corporation (OTC PINK SHEETS: JAGH)
                                    having a principal place of business at
                                    6865 SW 18th Street, Suite B13, Boca
                                    Raton, FL 33433 ("JAG Media").

3.       COMMON STOCK:              The Common Stock of JAG Media, par value
                                    $0.00001 per share, or any security into which such Common Stock is hereafter reclassified.

4.       CRYPTOMETRICS
         SHARES: All of the issued and outstanding shares of capital stock of Cryptometrics.

5.       CLOSING:                   The closing of the transactions
                                    contemplated by this term sheet, which shall take place in the offices of Morgan, Lewis &
                                    Bockius, 101 Park Avenue, New York, NY, on the Closing Date.

6.       CLOSING DATE:              The date on which the Closing
                                    occurs, which date shall be mutually agreed upon by the parties, but shall in no event be later than five (5) business days after the approval of the increase in authorized shares by the stockholders, as provided in paragraph 12.

7.       CRYPTOMETRICS
         STOCKHOLDERS:              The holders of the Cryptometrics Shares.

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8.       DEAL STRUCTURE:            Cryptometrics and JAG Media shall enter
                                    into a merger agreement for the
                                    transactions as soon as possible. Upon the closing of the transactions, Cryptometrics shall merge into a newly created subsidiary of JAG Media. In consideration of the merger, the Cryptometrics Stockholders shall be issued at the Closing a number of shares of Common Stock which, upon issuance, shall equal eighty-eight percent (88%) of JAG Media's outstanding Common Stock ("Consideration Shares"). The parties contemplate that an S-4 Registration Statement regarding the Consideration Shares shall be filed with the SEC. The S-4 shall also register, in addition and separately, the JAG Media stock issuable to the current Co-CEO's of Cryptometrics, Inc. so that it is immediately saleable subject to the Lock-Up Exclusion referred to below.

9.       LOCK-UP
         AGREEMENT:                 The Cryptometrics Stockholders shall agree
                                    not to sell or otherwise dispose of the
                                    Consideration Shares for a period of twelve
                                    (12) months from the Closing.
                                    Notwithstanding the foregoing, subject to compliance with all relevant securities laws, thirty-five percent (35%) of the Consideration Shares shall not be subject to the above lock-up provision, provided that, and so long as, the shares of the post-merger company are trading on the NASDAQ Small Cap Market ("Lock-up
                                    Exclusion").

10.      PRIVATE
         PLACEMENTS:                Cryptometrics has raised approximately
                                    $15,000,000 (less commissions) from
                                    investors through a private placement that commenced in December 2003 and concluded in April 2005 (`Private Placement"). Prior to commencement of work on any transaction documents, Cryptometrics shall provide JAG
                                    Media with copies of all documents from the Private Placement and such other documentation as JAG Media may request to document Cryptometrics' unconditional receipt of the Private Placement proceeds.

11.      BOARD OF
         DIRECTORS:                 At the Closing, JAG Media's current
                                    directors shall resign as directors of the Company and shall also resign as officers and executives of the Company. JAG Media's
                                    Board of Directors shall be replaced with designees of Cryptometrics, at least a majority of whom shall be independent and who, in whole or in part, shall also constitute the audit committee.



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12.      INCREASE IN
         AUTHORIZED
         SHARES: JAG Media shall prepare a proxy statement for a special stockholders' meeting, which shall contain a proposal to increase the number of authorized shares of Common Stock of the Company from 250,000,000 to 450,000,000 and to approve a name change to a name including
                                 "Cryptometrics". Completion of all steps necessary to consummate such increase and name change shall be a condition to Closing.

13.      NASDAQ
         SMALL CAP
         LISTING: JAG Media and Cryptometrics desire that the post-merger company begin trading on the NASDAQ Small Cap Market immediately after completion of the merger. In this regard, Cryptometrics shall be primarily responsible for this effort and shall use its best efforts to obtain such listing. JAG Media shall cooperate with Cryptometrics, as may be reasonably necessary, to assist Cryptometrics in such efforts. The Company's listing on the NASDAQ Small Cap Market shall be a condition to Closing.

14.      JAG MEDIA'S
         LEGAL &
         ACCOUNTING
         FEES: Upon execution hereof, each of JAG Media and Cryptometrics shall pay $50,000 toward payment of JAG Media's legal and accounting fees in connection with this transaction. Once SEC comments have been received, if Cryptometrics decides to continue with the transaction it shall pay $100,000 more toward JAG Media's legal and accounting fees.

15.      CORPORATE
         APPROVALS:              JAG Media and Cryptometrics shall obtain all
                                 appropriate and necessary corporate and
                                 stockholder approvals for the transactions contemplated hereby and shall deliver officer certificates to such effect at Closing.

16.      AUDITED
         FINANCIALS:             On August 23, 2005, Cryptometrics furnished JAG
                                 Media with consolidated audited financial statements covering its two most recent fiscal years, prepared by an SEC qualified accounting firm.

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17.      DUE DILIGENCE:          The execution of a merger agreement shall be
                                 subject to each party completing a due
                                 diligence review, the results of which are satisfactory in all respects to each party.

18.      COOPERATION:            From the date hereof through the Closing,
                                 each party, will make available to the
                                 other party for review their respective
                                 financial statements, books, records,
                                 corporate documents and other information as the other party may reasonably request, and each party shall have the opportunity to meet with attorneys, accountants and key personnel of the other party to discuss the financial and business conditions of the respective parties and to make whatever future independent investigation deemed necessary and prudent. The parties agree to cooperate with each other in complying with these requests and providing such materials as the other parties may request.
                                 Cryptometrics shall also assist JAG Media, and provide such information and documentation regarding the Cryptometrics business as may be necessary, in connection with any filings to be made by JAG Media with the U.S. Securities and Exchange
                                 Commission, including, without limitation, a proxy statement, amendments to existing registration statements (or new registration statements) of JAG Media, a registration statement on Form F-4 and any Form 8-K's JAG Media may determine necessary, relating in each case to the transaction.

19.      EXPENSES:               In addition to paying JAG Media's legal and
                                 accounting fees to the extent provided in paragraph 14 above, Cryptometrics shall be solely responsible to pay its own expenses
                                 (including, without limitation, legal and accounting expenses) incurred in preparing and negotiating the Merger Agreement and related documents, whether or not the transactions contemplated hereby are consummated

20.      JAG MEDIA'S
         LIABILITIES              JAG Media shall not have outstanding
                                  indebtedness for borrowed money in excess of the principal amount of $2,000,000. In consideration of JAG Media being permitted to have such outstanding indebtedness up to such amount, JAG Media shall have reserved for issuance at least 4,000,000 shares of Common
                                  Stock, in addition to those described in
                                  Section 8 above."

21.      CONFIDENTIALITY:         The Mutual Non-Disclosure Agreement between
                                  the parties shall remain in full force and effect and this Term Sheet shall not be disclosed by either party except as may be required of JAG Media pursuant to relevant securities laws.

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THIS TERM SHEET (EXCEPT FOR ITEMS 14 AND 21 ABOVE) IS INTENDED SOLELY TO PROVIDE
A BASIS FOR DISCUSSIONS BETWEEN THE PARTIES AND IT IS NOT THE INTENTION OF THE PARTIES THAT THIS TERM SHEET, OR ANY ACTIONS OF THE PARTIES (OR THEIR RESPECTIVE EMPLOYEES, OFFICERS, PARTNERS, AFFILIATES OR REPRESENTATIVES) WITH RESPECT HERETO, BE, OR BE DEEMED TO CONSTITUTE (A) A LEGALLY BINDING OBLIGATION OF JAG MEDIA OR CRYPTOMETRICS OR (B) AN OBLIGATION OR COMMITMENT OF ANY PARTY HERETO TO ENTER INTO THE MERGER AGREEMENT. EXCEPT FOR ITEMS 14 AND 21 ABOVE, ANY LEGAL OBLIGATION BINDING UPON THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY SHALL EXIST ONLY UPON DUE EXECUTION AND DELIVERY OF THE MERGER AGREEMENT.


JAG MEDIA HOLDINGS, INC.                    CRYPTOMETRICS, INC.



BY:    /s/ Thomas J. Mazzarisi               BY:   /s/ Robert Barra
     -------------------------------         ---------------------------------
     NAME:  THOMAS J. MAZZARISI              NAME:
     TITLE: CHAIRMAN & CEO                   TITLE:

                                      [END]



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